FORM 8

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                AMENDMENT TO APPLICATION OR REPORT
           Filed Pursuant to Section 12, 13, or 15(d) of
                THE SECURITIES EXCHANGE ACT OF 1934

                      JUNO ACQUISITIONS, INC.
        (Exact name of registrant as specified in charter)

                          AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its MARCH 6, 1997 FORM 8-K as set forth in the pages attached hereto:


Item 4.   Changes in Registrant's Certifying Public Accountant


Exhibits - Letter dated May 7, 1997 from Nachum Blumenfrucht, CPA




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                              JUNO ACQUISITIONS, INC.
                              (Registrant)


                              By:  GARY TAKATA
                                   Gary Takata
                                   President and Director

Dated: May 7, 1997



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                      JUNO ACQUISITIONS, INC.

                            FORM 8 - K

                            MAY 7, 1997


Item 4.   Changes in Registrant's Certifying Public Accountant -

          (a) As of March 6, 1997, the Company has engaged the services of Mayer Rispler & Company, CPA's, P.C. as independent auditors for Juno Acquisitions, Inc. in place of Nachum Blumenfrucht, CPA. The Board of Directors of the Company voted to retain the services of a certified public accounting firm of a larger size better equipped to audit the Company's books and records.

          (b) In connection with Mr. Blumenfrucht's audits for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, and the interim periods through March 6, 1997, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Mr. Blumenfrucht's report on the financial statements contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

EXHIBITS

(1)  Letter dated May 7, 1997 from Nachum Blumenfrucht, CPA.